EEI Financial Conference November 5-7, 2017 EXHIBIT 99.1

22017 EEI Financial Forum Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Safe Harbor Statement

32017 EEI Financial Forum • Overview • Long-Term Growth Update • Summary

42017 EEI Financial Forum Growth plan continues to deliver significant shareholder value Increasing customer focused infrastructure improvements Executing on 7% dividend increase for 2018 Driving strong non- utility growth over 5-year horizon Accelerating $3 billion of capital through 2022 Delivering 7% operating EPS* growth in 2018 Continuing 5% - 7% operating EPS growth through 2022 Extending 7% dividend growth through 2020** Earnings CAGR of 12% at GSP through 2022 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Subject to Board approval

52017 EEI Financial Forum ~$20B market cap Top quartile in residential customer satisfaction for both DTE Electric & DTE Gas DTE operations DTE headquarters Michigan’s largest investor in and producer of renewable energy Winner of 5 consecutive Gallup Great Workplace Awards 100+ years of continuous dividend payments Fortune 300 company 10,000 employees DTE Energy overview $986M - $1,058M 2018 operating earnings* early outlook * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

62017 EEI Financial Forum Natural gas transmission, storage and distribution 75% - 80% Utility Growth driven by investments aimed at improving reliability Electric generation and distribution DTE Electric DTE Gas Power & Industrial Projects (P&I) Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Own and operate energy related assets Energy Trading Gas and power marketing 20% - 25% Non-utility Growth driven by strategic opportunities Growth driven by strong, stable utilities and complementary non-utility businesses

72017 EEI Financial Forum To be the best-operated energy company in North America and a force for growth and prosperity in the communities where we live and serve Expanded priorities tie to our aspiration that drives our focus and leads to superior results

82017 EEI Financial Forum Safety Customer Satisfaction Employee Engagement AGA’s Safety Achievement Award ...2nd consecutive year Employee and customer focus provides a solid framework for success National Safety Council’s top 2% of companies surveyed in safety culture On track for top decile safety performance in 2017 Gallup’s Great Workplace Award …5th consecutive year …ranked in top 3% of the world Ranked 7th on Indeed’s list of Best Places to Work in Fortune 500 Both utilities ranked 2nd in residential customer satisfaction* …4th consecutive year in top quartile Increased investment in reliability infrastructure and enhanced customer channels * J.D. Power 2017 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com

92017 EEI Financial Forum Average annual percentage change in O&M costs 2008 – 2016 Strong track record of cost management is a direct result of our focus on continuous improvement Electric utility* Gas utility** DTE Peers DTE Peers 1% 3% -1% 2% * Source: SNL Financial, FERC Form 1; major US electric utilities with O&M greater than $800 million excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Controlling costs while improving the customer experience  Continuous improvements  Productivity enhancements  Technology innovations  Automation  Infrastructure replacements  Transition to cleaner energy

102017 EEI Financial Forum 2012A 2017E 2012A 2017E 9%$1,223 $910 DTE Electric Average annual residential electric bill DTE Gas Average annual residential gas bill Maintaining customer affordability while investing in our utilities $1,165 $826 $7.6 billion capital investment while reducing customer bills $1.5 billion capital investment while reducing customer bills 5%

112017 EEI Financial Forum Tier 5 Tier 4 Tier 3 Tier 2 Tier 1 2017 ranking of state utility regulatory environments* (Michigan in Tier 1) 6 States 9 States 19 States 8 States 6 States Michigan’s regulatory environment continues to be constructive Solid regulatory climate driven by • Strong legislation • Excellent customer service • Focus on customer affordability • Commitment to being a force for growth in our communities • Effective and open communication with the MPSC * Source: Barclays, February 2017

122017 EEI Financial Forum Strong track record supports commitment to deliver long-term value to shareholders ~3% Dividend yield 7% dividend growth rate through 2020*** 5% - 7% Operating EPS** growth rate through 2022 Supported by a strong balance sheet 10-YR5-YR S&P 500 Utilities DTE Energy 1-YR 3-YR 18% 56% 114% 240% 15% 43% 83% 142% Total Shareholder Return* DTE outperforms S&P 500 utilities * Source: Bloomberg as of 9/30/2017 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix *** Subject to Board approval

132017 EEI Financial Forum • Overview • Long-Term Growth Update • Summary

142017 EEI Financial Forum 2012A 2017 2018 2012 2017 2018 Growth segments*** Energy Trading $3.94 $5.31 $5.68 $2.48 $3.30 Original guidance Early outlook Operating EPS* Annualized Dividend Per Share Targeting 5% - 7% operating EPS growth through 2022 and annualized dividend growth of 7% through 2020 $5.25 $5.62 $3.87 $3.53 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Subject to Board approval *** Growth segments exclude Energy Trading

152017 EEI Financial Forum $17 billion of investment extends 5% - 7% growth through 2022 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DTE Energy 5-year capital plan Increasing $3 billion over prior plan Current plan (2018 – 2022) Prior plan (2017 – 2021) ~$17 ~$14 2018 Early outlook 2022E DTE Energy Operating earnings* GSP P&I Utilities 20%-25% 20%-25% (billions)

162017 EEI Financial Forum Core business grows at 10% clip through 2022 Total DTE Energy operating earnings* • Near-term, REF earnings higher with optimization • Mid-term, REF cash flows higher • Long-term, REF earnings replaced by investments across portfolio of businesses • Earnings shift to utilities and GSP ‒ Accelerating electric distribution investment ‒ Accelerating cast iron gas main replacement ‒ Optimizing Link and NEXUS platforms ‒ Investing in very attractive cogeneration and renewable gas projects * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2017 Original guidance 2022E REF REF optimization ~$1 (billions)

172017 EEI Financial Forum * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 21% 2017E 2018-2020E 51% 2017E 2018-2020E Leverage* Funds from Operations** / Debt* Target 50% - 54% Target ~20% Maintaining strong cash flow and balance sheet ** Funds from Operations (FFO) is calculated using operating earnings • $8 billion of operating cash flow 2018-2020 • $3 billion increase in capital investment through 2022 • Additional equity of up to $500 million through 2020 to fund additional growth capital • Targeting strong BBB credit rating

182017 EEI Financial Forum Transitioning to cleaner energy Founded 1886 $10.4B 5-year capital plan (2018-2022) Upgrading distribution lines DTE Electric service territory DTE Electric overview $648M - $662M 2018 operating earnings* early outlook $16.6B 2017 rate base2.2M customers * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

192017 EEI Financial Forum DTE Electric Investment Transitioning generation portfolio to more sustainable energy New generation Progress to best in class in reliability Distribution infrastructure Reduce costs through productivity and efficiency investments Base infrastructure Generation and distribution infrastructure replacement will continue to improve service 2013 - 2017 2017 - 2021 (Prior Plan) 2018 - 2022 (Current Plan) (billions) $7.6 $8.4 $10.4 +37% Current investment plan is significantly higher than previous five year plans

202017 EEI Financial Forum Transitioning portfolio to cleaner more sustainable generation by reducing CO2 emissions River Rouge Trenton Channel Belle River MonroePlanned Retiremen ts 2020 2030 2040 2050 Planned ad d iti o ns* * St. Clair CO2 reduction plan* 30% by ~2022 45% by 2030 75% by 2040 > 80% by 2050 * CO2 percentage reductions from 2005 levels ** ~4,000 MW of renewable and ~3,500 MW of natural gas capacity A steady march toward zero-emitting and low-emitting resources

212017 EEI Financial Forum Improves circuit reliability up to 70% Addresses substation load growth and aging infrastructure Targets 100% remote monitoring Improves distribution reliability Increasing reliability and customer satisfaction with distribution investments Infrastructure resilience Infrastructure redesign Technology enhancement Tree trimming

222017 EEI Financial Forum 1.3M customers 19,000 miles distribution main Founded 1849 DTE Gas service territory 139 Bcf Storage capacity $2.1B 5-year capital plan (2018-2022) $4.0B 2017 rate base DTE Gas overview $152M - $160M 2018 operating earnings* early outlook * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Renewing 4,000 miles of cast iron and unprotected distribution main

232017 EEI Financial Forum DTE Gas Investment Improving service to customers through infrastructure renewal and replacement 2013 - 2017 2017 - 2021 (Prior Plan) 2018 - 2022 (Current Plan) (billions) $1.5 $1.8 $2.1 Proposing accelerated 15 year main renewal cycle Infrastructure renewal Compression NEXUS related Transmission, compression, distribution, storage Base infrastructure +40% Current investment plan is significantly higher than previous five year plans

242017 EEI Financial Forum Minimizes leaks - reducing costs and improving customer satisfaction Reduces manual meter reading – improving operational efficiencies and customer satisfaction Strengthens the system - decreasing the potential for system issues Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity Main renewal Meter move out Pipeline integrity

252017 EEI Financial Forum Serves markets in Midwest, Northeast, Mid-Atlantic, and Southeast ??? Transport, store and gather natural gas $2.8B – $3.4B 5-year capital plan (2018-2022) 91 Bcf of storage 5 pipelines, 1,600 miles of pipe and gathering lines GSP overview $155M - $165M 2018 operating earnings* early outlook * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

262017 EEI Financial Forum Expanding strategic footprint in the most prolific dry gas geology in the country Link Lateral & Gathering Bluestone Mid-Atlantic & LNG Southeast Northeast Midwest Michigan Gathering Birdsboro Ontario Market Gulf

272017 EEI Financial Forum Focusing on expanding NEXUS and Link over the next five years NEXUS • FERC certificate August 25th • Construction underway • Targeting in-service 3Q 2018 • Market interest increased significantly since receiving FERC certificate • Active discussions with 1 bcf/d of demand against 0.6 bcf/d of available capacity • Significant interest from power generators and LDCs Link • Active expansion discussions with producers • Building out additional gathering to serve ~50 incremental wells in 2018 and 2019 • Recently reached agreement on 2nd expansion with an existing customer • Positioned to benefit from additional well productivity

282017 EEI Financial Forum GSP Operating Earnings* 2017 Original guidance 2022E $140 - $150 $245 - $255 $61 2012A (millions) Multiple platforms underpin strong long-term growth • Looking to essentially replicate earnings growth of prior 5 years… ‒ 2013-2017 earnings growth ~$90 million ‒ 2018-2022 earnings growth ~$100 million • …but from a much broader set of growth platforms and expansion opportunities ‒ Millennium ‒ Bluestone ‒ NEXUS ‒ Link $2.8 - $3.4 billion investment (2018-2022) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

292017 EEI Financial Forum $0.8B – $1.2B 5-year capital plan (2018-2022) Geographic diversity 191 MW renewable plant capacity Industrial energy services, renewable energy, and reduced emissions fuel P&I overview $100M - $120M 2018 operating earnings* early outlook * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

302017 EEI Financial Forum Industrial energy services Renewable energy Reduced emissions fuel Finalized new large industrial project and continuing to develop strong queue of opportunities Integrating two Renewable Natural Gas (RNG) acquisitions and in advanced discussions on several others Maximizing performance and value through 2021 Capitalizing on growth opportunities in our key business areas

312017 EEI Financial Forum Executing strategy to continue growing our industrial energy and renewables businesses Renewable natural gas plant Two RNG acquisitions completed • Contracted output with fixed prices secures value ‒ Fort Bend in operation ‒ Seabreeze in construction • Developing additional projects in an active market Large contract with Ford inked • Investment transforms and modernizes Ford’s research and engineering facility • DTE will build, own and operate the state- of-the-art infrastructure ‒ CHP plant ‒ Chilled and hot water systems ‒ Thermal energy storage ‒ Distribution systems • Expected in-service 4Q 2019 Originated $300 million of investments in 2017 with industrial and renewable energy projects Rendering of Ford Research and Engineering Campus

322017 EEI Financial Forum Opportunities in industrial energy and renewables businesses drive future growth Industrial energy services • In advanced discussions on 5 cogeneration sites • Strong queue of prospects, building on expertise and track record • Services provided under long-term contracts Onsite Energy Project Renewable natural gas • ~20 projects under development, with 4 in advanced discussions • Emerging opportunities are attractive fit for P&I’s capabilities and experience • Can be sold into vehicle renewable fuels markets at premiums to natural gas Landfill gas facility

332017 EEI Financial Forum Executed in 2017 2022 project origination target (millions) P&I is well on the way to achieving its 2022 development target Project Origination Target (Operating Earnings) • 5% - 7% operating EPS growth plan calls for $45 million of non- REF earnings growth at P&I by 2022 ‒ 1/3 of this goal – $15 million – achieved this year ‒ We have 5 years to originate the remaining $30 million ‒ Achievable given market dynamics ‒ P&I contributes to ~$65 million of earnings in 2022 $30 2018-2022 Projects $15 2017 Projects $15 2017 Projects

P&I's new project growth will offset a portion of REF sunset

DTE Energy

(millions)


P&I Operating Earnings*
$100 - $120
REF
Short-term contracts
Long-term contracts
($60)
Corporate allocations, interest, overheads
2018 Early outlook
$60 - $70
Long-term contracts
($50)
2022E
$0.8 - $1.2 billion investment (2018-2022)

- Our 5-year plan calls for P&I to:
  - Replace a portion of expiring REF earnings with new projects
  - Contribute ~$65 million of long-term, contracted earnings in 2022
  - Position itself for continued growth beyond 2022

* Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

2017 EEI Financial Forum | 34

352017 EEI Financial Forum • Overview • Long-Term Growth Update • Summary

362017 EEI Financial Forum • Targeting 5% - 7% operating EPS* growth through 2022 and annualized dividend growth of 7% through 2020** • Accelerating capital investment at utilities driven by investments focused on improving reliability and the customer experience • Accelerating capital investment at GSP driven by demand • Continuing strong balance sheet metrics • Providing premium shareholder returns Summary * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Subject to Board approval

372017 EEI Financial Forum Appendix

382017 EEI Financial Forum 2018 Early Outlook 2017 Original Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $648 - $662 152 - 160 155 - 165 100 - 120 (74) - (64) $981 - $1,043 $5.45 - $5.79 $5 - $15 $986 - $1,058 $5.48 - $5.88 $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 $5.15 - $5.46 2018 early outlook operating EPS* midpoint of $5.68 grows 7% from original 2017 guidance midpoint * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Growth segments exclude Energy Trading (millions, except EPS) 180 180 $610 - $624 143 - 151 150 - 160 115 - 125 (64) - (60) $954 - $1,000 $5.32 - $5.58 $10 - $20 $964 - $1,020 $5.38 - $5.69 2017 Current Guidance 180

392017 EEI Financial Forum We recently revised our 2017 cash flow and capital expenditures guidance Capital Expenditures Summary Prior Guidance Revised Guidance DTE Electric Distribution Infrastructure $690 $690 New Generation 45 45 Base Infrastructure 725 725 $1,460 $1,460 DTE Gas Base Infrastructure $200 $200 NEXUS Related 90 90 Main Renewal 145 145 $435 $435 Non-Utility $900 - $1,100 $550 - $650 Total $2,795 - $2,995 $2,445 - $2,545 (millions) Cash Flow Summary Prior Guidance Revised Guidance Cash From Operations $1.9 $1.9 Capital Expenditures (3.0) (2.5) Free Cash Flow ($1.1) ($0.6) Asset Sales & Other - - Dividends (0.6) (0.6) Net Cash ($1.7) ($1.2) Debt Financing: Issuances $2.0 $1.6 Redemptions (0.3) (0.4) Change in Debt $1.7 $1.2 (billions)

402017 EEI Financial Forum Growth fueled by investment in utility infrastructure and generation along with midstream opportunities Distribution infrastructure, maintenance, new generation Electric $10.4 billion Base infrastructure, main renewal, NEXUS related Gas $2.1 billion Expansions, NEXUS GSP $2.8 - $3.4 billion Industrial energy services, projects and renewables P&I $0.8 - $1.2 billion DTE Energy Investment 2013 - 2017 2017 - 2021 (Prior Plan) 2018 - 2022 (Current Plan) (billions) $12 $14 $17 +42% +21% Current investment plan is significantly higher than previous five year plans

412017 EEI Financial Forum DTE Electric increases customer reliability with plans to invest $10.4 billion over the next 5 years ~$16.6B ~$22.9BYE Rate Base** ~$749M ~$1,076MDepreciation 2017E 2018E 2019E 2020E 2021E 2022E 2018E - 2022E Total $1,460 $1,900 $2,100 $2,100 $2,400 $1,900 (millions) $10,400 $2,000 $4,300 $4,100 * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth Distribution infrastructure New generation Base infrastructure*

422017 EEI Financial Forum 2017E 2018E 2019E 2020E 2021E 2022E 2018E - 2022E Total Base infrastructure Main renewal NEXUS related $2,100 $10 $1,140 $950 ~$4.0B ~$5.7BYE Rate Base* ~$121M ~$172MDepreciation $435 $400 $400 $400 $450 $450 (millions) Targeting 7% - 8% growth * Includes working capital DTE Gas improves customer reliability with plans to invest $2.1 billion over the next 5 years

Reconciliation of 2012 reported to operating earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

2012 After tax items:	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.
Reported Earnings	$610	$483	$115	$61	$42	$12	($47)	($56)
Coke oven gas settlement	7				7			
Loss on sale of coal transloading & petroleum coke mill impairment	3				3			
Discontinued operations of Unconventional Gas	56							56
	$676	$483	$115	$61	$52	$12	($47)	$0

EPS**

2012 After tax items:	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.
Reported Earnings	$3.55	$2.81	$0.67	$0.36	$0.24	$0.07	($0.27)	($0.33)
Coke oven gas settlement	0.04				0.04			
Loss on sale of coal transloading & petroleum coke mill impairment	0.02				0.02			
Discontinued operations of Unconventional Gas	0.33							0.33
	$3.94	$2.81	$0.67	$0.36	$0.30	$0.07	($0.27)	$0

* Total tax impact of adjustments to reported earnings: $35 million

** Total tax impact of adjustments to reported EPS: $0.21

2017 EEI Financial Forum | 43

442017 EEI Financial Forum Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2012 operating earnings excluded the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of reported to operating earnings (non-GAAP)